SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2 to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 31, 2005

A.C.T. HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605
(Address of principal executive offices, including zip code)

(508) 756-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

On February 4, 2005, A.C.T. Holdings, Inc. (the “Company”) filed a Form 8-K (the “Original Report”) under Item 2.01 thereto to report that it had completed its acquisition of Advanced Cell Technology, Inc., a Delaware corporation (“ACT”), pursuant to the terms of an Agreement and Plan of Merger, dated January 3, 2005, the terms of which were previously reported on the Company’s Current Report of Form 8-K dated December 30, 2004, and a result of which a newly-formed subsidiary of the Company merged with ACT, with ACT surviving as a wholly owned subsidiary of the Company (the “Merger”).  In response to parts (a) and (b) of Item 9.01 of Form 8-K, the Company stated in its Original Report that it would file the required financial information by amendment, as permitted by Instructions (a)(4) and (b)(2) to Item 9.01 to Form 8-K.

This Form 8-K/A amends the Original Report to include financial statements of ACT as required by Item 9.01(a) of Form 8-K, and pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 9.01                     Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired.

The required financial statements of ACT as of and for the fiscal years ended December 31, 2003 and 2004 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)         Pro Forma Financial Information.

As a result of the Merger, the former shareholders of ACT acquired approximately 80% of the Company’s Common Stock outstanding immediately after the Merger.  Because the transaction resulted in such a significant change in control of the Company, it has been accounted for as though ACT acquired the net monetary assets of the Company.  Therefore, the financial statements of the Company are deemed to be those of ACT from its inception, and will reflect consolidated operations of the two companies only from and after January 31, 2005.  Furthermore, the Company had minimal business operations and assets prior to the Merger, and any business that it had prior to the Merger has been discontinued in its entirety as a result of the Merger.  Therefore, insofar as the Company is deemed to be the acquired entity as a result of the Merger, we believe that there is not a sufficient continuity of the Company’s operations prior to and after the Merger such that further disclosure of the Company’s historical financial information, including in connection with the preparation of pro forma historical financial statements, would be material to an understanding of future operations within the meaning of Rule 11-01(d) of Regulation S-K under the Securities Act of 1933, as amended.

As a result, the Company believes that ACT’s historical financial statements as of and for the year ended December 31, 2004 also represent, in all material respects, the pro forma combined financial statements of the Company and ACT as of and for the same date and period.  Therefore, no separate pro forma financial statements are included in this Report.

(c)          Exhibits. The following exhibits are being filed herewith:

99.1                     Financial Statements listed in Item 9.01(a)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2005

A.C.T. HOLDINGS, INC.

By:	/s/ Michael D. West
Michael D. West
President

By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1	Financial Statements listed in Item 9.01(a)